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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2003
                                                           -------------

                            BANCINSURANCE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


                       OHIO                             0-8738                      31-0790882
          --------------------------------        --------------------      ----------------------------
           (State or other jurisdiction            (Commission File                (IRS Employer
                 of incorporation)                      Number)                 Identification No.)


             250 EAST BROAD STREET, 10th FLOOR, COLUMBUS, OHIO     43215
             ------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (614) 228-2800
                                                           --------------











                         Index to Exhibits is on Page 3.

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Item 7.       Financial Statements and Exhibits

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    99.1     Press Release issued July 30, 2003

Item 9.       Results of Operations and Financial Condition

              On July 30, 2003, Bancinsurance Corporation issued a press release reporting results of operations for the six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

              The information in this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.





                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BANCINSURANCE CORPORATION



Date:  July 31, 2003      By: /s/ Si Sokol
                             ------------------------------------------------
                             Si Sokol, Chairman and Chief Executive Officer


                                       2
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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                        Description
--------------                        -----------
99.1                         Press Release issued July 30, 2003


                                       3